[Logo] MFS(R)
INVESTMENT MANAGEMENT
  We invented the mutual fund(R)





                                        MFS(R) RESEARCH GROWTH
                                        AND INCOME FUND
                                        ANNUAL REPORT O AUGUST 31, 1998




                               [Graphic Omitted]





            --------------------------------------------------------
              DIVERSIFYING YOUR INVESTMENT PORTFOLIO (see page 31)
            --------------------------------------------------------

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  4
Performance Summary .......................................................  7
Portfolio of Investments .................................................. 11
Financial Statements ...................................................... 16
Notes to Financial Statements ............................................. 23
Independent Auditors' Report .............................................. 29
Trustees and Officers ..................................................... 33


--------------------------------------------------------------------------------
   HIGHLIGHTS
--------------------------------------------------------------------------------

   o FOR THE 12 MONTHS ENDED AUGUST 31, 1998, CLASS A SHARES OF THE FUND PROVIDED A TOTAL RETURN AT NET ASSET VALUE OF 6.33%, CLASS B SHARES 5.54%, CLASS C SHARES 5.59%, AND CLASS I SHARES 6.62%. (PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SEE PERFORMANCE SUMMARY FOR MORE INFORMATION.)

   o THE FUND HAS EXPERIENCED STRONG PERFORMANCE FROM STOCKS OF RETAIL DRUG STORE CHAINS, COMMUNICATIONS COMPANIES THAT CAN EXPLOIT THE INTERNET BOOM, AND PHARMACEUTICAL COMPANIES.

   o UNTIL MARKET FUNDAMENTALS IMPROVE, THE FUND HAS REDUCED ITS WEIGHTING IN THE ENERGY SECTOR, SPECIFICALLY IN OIL STOCKS.

--------------------------------------------------------------------------------



        ---------------------------------------------------------------
          NOT FDIC INSURED      MAY LOSE VALUE      NO BANK GUARANTEE
        ---------------------------------------------------------------

LETTER FROM THE CHAIRMAN

----------------------------


[Photo of Jeffrey L. Shames]


----------------------------
      Jeffrey L. Shames

Dear Shareholders,
In the coming year, MFS will celebrate its 75th anniversary. In 1924, our Massachusetts Investors Trust, the nation's first mutual fund, opened to the public and helped launch a revolution in investing that continues today. In the 75 years since, MFS has grown with its investors not only through bear markets, economic and political turmoil, wars, and oil shortages, but also through long periods of growth and prosperity. We are very proud of our record of investment management and service to shareholders throughout our history.

One of the best ways for us to serve our shareholders is to help them understand some of the reasons behind developments in the investment markets and, when necessary, to take a more cautious outlook. This is particularly important during periods of market volatility such as we are experiencing this year, when equity prices do not follow a straight course. In light of this summer's volatility, it is clear that equity valuations have risen to a point at which stock prices have become vulnerable to changes in the investment environment such as a slowing economy, earnings disappointments, and global economic and political turmoil. While we continue to hold a favorable long-term outlook for the equity markets, we also believe that this market correction is overdue and could continue for several months. However, in our view, this is a healthy near-term event that should rid the financial system of excesses that have developed.

Currently, equity investors seem to be focused on the slowdown in corporate earnings and, more recently, on the continuing uncertainty overseas, particularly in Russia and some of the emerging markets. In the second quarter, for example, average earnings growth for companies in the Standard & Poor's 500 Composite Index (the S&P 500), a popular, unmanaged index of common stock total return performance, was about 3%, well below what people were expecting a year ago. As a result of this and continuing concerns about Asia and emerging markets, the stock markets pulled back from the record-high levels set in mid-July. This retreat has helped correct some -- but not all -- of the overvaluations that have been building in the markets for some time. Prior to July, equity prices had been rising without a corresponding increase in corporate earnings. As a result, price-to-earnings (P/E) ratios, or the amount investors paid for stocks in relation to companies' earnings per share, also went up. A year ago this July, the average P/E ratio for stocks in the S&P 500 stood at approximately 23; this July, it was at about 28, and it declined to approximately 25 by early September. If this summer's downturn helps create more reasonable valuations, we believe it could provide a sounder long-term foundation for the equity markets. On another positive note, interest rates have been relatively stable for several months as inflation has remained low. In an environment of low interest rates, stocks become more attractive than most fixed-income investments, while low inflation helps control companies' costs.

Internationally, the economic turmoil in Asia continues to be a concern to us, while Russia is facing political gridlock and economic uncertainty and Latin American economies are feeling substantial pressure. We believe the United States has yet to see the full impact of this crisis. There have been brief periods of improvement in a few countries but, for the most part, most of these economies are still very weak and the situation could turn worse before getting better. At the same time, the Asian turmoil has had the beneficial effect of moderating U.S. growth and keeping inflation in check, which has helped establish a favorable interest-rate environment.

Countering the situation in Asia has been the growing strength of European economies, although European equity markets have also seen some volatility this summer. But as these countries move toward economic union, they are benefiting from a convergence of interest rates to lower levels, a rapid expansion of manufacturing and service businesses, and an increasingly strong consumer sector. This has helped American exporters offset some of their Asian losses while providing investment opportunities in developed and emerging European markets.

Given the uncertainty arising from these conflicting developments, we believe that it is prudent to remind investors of the need to take a long-term view and to diversify their investments across a range of asset classes. This includes portfolios that focus on bond and international investments as well as on the U.S. stock market. At MFS, we also believe our decades-long commitment to original, company-by-company research gives us an advantage by helping us find companies that we think can keep growing or gain market share during periods of turmoil. To help fulfill this commitment and to provide the broadest possible coverage of industry sectors and individual companies, MFS continues to increase its number of full-time research analysts, who thoroughly investigate each company's earnings potential and position in its industry as well as the overall prospects for that industry.

We also use active portfolio management on the fixed-income side, using our extensive research and credit analysis to help reduce the potential for price declines and enhance the opportunity for appreciation. Every year, both fixed-income and equity managers meet with thousands of credit issuers and companies. They also attend many presentations, closely follow sources of industry research, and keep track of competitors.

As we have for 75 years, we will continue to apply this discipline of thorough, bottom-up research to both the equity and fixed-income markets because we believe it offers the best potential for providing favorable long-term performance for our shareholders -- regardless of changes in the overall market environment.

We appreciate your confidence and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    September 14, 1998

MANAGEMENT REVIEW AND OUTLOOK

-------------------------


[Photo of Kevin R. Parke]


-------------------------
      Kevin R. Parke

For the 12 months ended August 31, 1998, Class A shares of the Fund provided a total return of 6.33%, Class B shares 5.54%, Class C shares 5.59%, and Class I shares 6.62%. These returns, which include the reinvestment of distributions but exclude the effects of any sales charges, compare to an 8.05% return for the S&P 500 for the same period. The S&P 500 is a popular, unmanaged index of common stock total return performance.

Q. WHAT WERE SOME OF THE MAJOR FACTORS THAT CONTRIBUTED TO THE FUND'S PERFORMANCE OVER THE PAST 12 MONTHS?

A. The strongest segments of the portfolio were our holdings in health care, utilities and communications, and retail, all of which included large positions of stocks that performed strongly. Our investments in pharmaceutical companies and retail drug store chains such as CVS and Rite Aid benefited from the continued influence of the managed health care system, which is driving an increase in prescription volume. In utilities and communications, we saw good performances by stocks such as Sprint and Century Telephone, both of which are leveraging growth in voice and data communications traffic on the Internet. On the other hand, investments in basic materials and commodity stocks hurt performance. The Fund's conservative nature means that it will always have some exposure to these types of industries, and these holdings were victimized somewhat by the current deflationary environment, which has depressed commodity prices and negatively affected share prices. We were hurt specifically by our holdings in companies such as DuPont, Stone Container, and some of the paper companies. The Fund's energy holdings did well on a relative basis but did not keep pace with the S&P 500. A key factor here was deep lows in oil prices stemming from weakened demand in Asia and an abnormally warm winter in the United States that caused oversupply.

Q. WHAT IS THE ADVANTAGE OF ORIGINAL RESEARCH(SM) IN A VOLATILE MARKET?

A. At MFS, we view volatility as an opportunity to press our Original Research advantage. Because we are so familiar with the companies in which we invest, we can judge between stocks whose share price is changing solely due to the ups and downs of the broader market as opposed to any changes in that stock's underlying fundamentals.

Q. WILL THE CURRENT EQUITY MARKET VOLATILITY IMPACT THE WAY YOU MANAGE THE FUND? IF SO, HOW?

A. No, our research and stock-selection process remains the same in all markets. If the market continues to be volatile and share prices continue to swing dramatically, we can move quickly in or out of positions based on an informed outlook on their valuations. Additionally, we'll use market volatility to add to our positions in stocks in which we are most confident, such as Tyco International and Pfizer.

Q. THE FUND OFTEN INVESTS IN MATURE COMPANIES AND INDUSTRIES. HOW HAVE THESE TYPES OF STOCKS BEEN AFFECTED BY THE MARKET'S VOLATILITY?

A. Often investors assume a mature industry is less susceptible to volatility than a younger industry, but this is not necessarily the case. It's important to remember that volatility is largely a function of earnings outlooks and any number of factors can affect those outlooks. For example, in the past year we saw substantial corrections in commodity, basic materials, and consumer goods stocks, all of which are widely held to be mature industries. These companies fell victim to depressed demand in Asia that impacted prices in their markets and, ultimately, their earnings.
   The key for us as stock-pickers is to sharpen our focus on companies and industries that can still produce good earnings growth. In today's market, we believe we've found those types of stocks in health care and communications companies.

Q. WHAT ARE SOME OF THE FUND'S BEST IDEAS CURRENTLY?

A. Cisco is one of our best ideas. The company is the leading supplier of routing and switching equipment to Internet service providers. Their products are essential to the expansion and smooth operation of the Internet. The company's earnings are growing at more than 30% per year and, though the stock isn't particularly cheap, we think it's akin to a modern blue chip in the technology sector.

Q. PLEASE DISCUSS SOME OF THE MORE SIGNIFICANT CHANGES TO THE FUND'S HOLDINGS OVER THE PAST 12 MONTHS.

A. We cut back on our energy and basic materials weightings based on those industries' poor fundamental outlook in the near term. We also sold our positions in Coca-Cola and Compaq based on the high valuations those companies were fetching in relation to their growth prospects.

Q. WHAT SORT OF ADDITIONS OR CHANGES HAVE YOU MADE TO THE COMMITTEE OF ANALYSTS WITH SPECIFIC REGARD TO ENHANCING YOUR ANALYTICAL REACH OR DEPTH OF KNOWLEDGE?

A. We have increased our research staff significantly in the past year by adding seven new analysts. By expanding the analyst staff, we can broaden the scope of our overall coverage while limiting the number of industries individual analysts are expected to cover. The analysts can now narrow their focus, and we feel MFS is assured of greater depth of coverage in each industry as a result.

/s/ Kevin R. Parke

    Kevin R. Parke
    Director of Equity Research

The committee of MFS research analysts is responsible for the day-to-day management of the Fund under the general supervision of Mr. Parke.

The opinions expressed in this report are those of the Director of Equity Research and are only through the end of the period of the report as stated on the cover. His views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

--------------------------------------------------------------------------------
  FUND FACTS
--------------------------------------------------------------------------------

  OBJECTIVE:                     SEEKS TO PROVIDE LONG-TERM GROWTH OF CAPITAL,
                                 CURRENT INCOME, AND GROWTH OF INCOME.

  COMMENCEMENT OF
  INVESTMENT OPERATIONS:         JANUARY 2, 1996

  CLASS INCEPTION:               CLASS A JANUARY 2, 1996
                                 CLASS B  JANUARY 2, 1997
                                 CLASS C  JANUARY 2, 1997
                                 CLASS I  JANUARY 2, 1997

  SIZE:                          $142.5 MILLION NET ASSETS AS OF AUGUST 31, 1998

  PRIOR TO JANUARY 2, 1997, THE FUND WAS AVAILABLE ONLY TO MFS EMPLOYEES.

--------------------------------------------------------------------------------

PERFORMANCE SUMMARY

The following information illustrates the historical performance of the Fund's original share class in comparison to various market indicators. Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown. (See Notes to Performance Summary for more information.) It is not possible to invest directly in an index.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the period from January 2, 1996, through August 31, 1998)

          MFS Research       S&P           Consumer
          Growth and         500            Price
          Income Fund     Composite         Index
           - Class A        Index           - U.S.
--------------------------------------------------
1/96       $ 9,425         $10,000         $10,000
8/96        10,490          10,745          10,253
8/97        14,290          15,112          10,483
8/98        15,194          16,335          10,652

AVERAGE ANNUAL TOTAL RETURNS THROUGH AUGUST 31, 1998

CLASS A
                                                        1 Year  10 Years/Life*
------------------------------------------------------------------------------
Average Annual Total Return                             +6.33%         +19.64%
------------------------------------------------------------------------------
SEC Results                                             +0.22%         +17.01%
------------------------------------------------------------------------------

CLASS B
                                                        1 Year  10 Years/Life*
------------------------------------------------------------------------------
Average Annual Total Return                             +5.54%         +18.91%
------------------------------------------------------------------------------
SEC Results                                             +1.54%         +17.83%
------------------------------------------------------------------------------

CLASS C
                                                        1 Year  10 Years/Life*
------------------------------------------------------------------------------
Average Annual Total Return                             +5.59%         +18.87%
------------------------------------------------------------------------------
SEC Results                                             +4.59%         +18.87%
------------------------------------------------------------------------------

CLASS I
                                                        1 Year  10 Years/Life*
------------------------------------------------------------------------------
Average Annual Total Return                             +6.62%         +19.61%
------------------------------------------------------------------------------

COMPARATIVE INDICES
                                                        1 Year  10 Years/Life*
------------------------------------------------------------------------------
Standard & Poor's 500 Composite Index+                  +8.05%         +20.24%
------------------------------------------------------------------------------
Consumer Price Index+#                                  +1.61%         + 2.40%
------------------------------------------------------------------------------
 *For the period from the commencement of the Fund's investment operations,
  January 2, 1996, through August 31, 1998.
 +Source: CDA/Wiesenberger.
 #The Consumer Price Index is published by the U.S. Bureau of Labor Statistics and measures the cost of living (inflation).

NOTES TO PERFORMANCE SUMMARY

Class A share ("A") SEC results include the maximum 5.75% sales charge. Class B share ("B") SEC results reflect the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C shares ("C") have no initial sales charge but, like B, have higher annual fees and expenses than A. C SEC results reflect the 1% CDSC applicable to shares redeemed within 12 months. Class I shares ("I") have no sales charge or Rule 12b-1 fees and are only available to certain institutional investors.

B and C results include the performance and the operating expenses (e.g., Rule 12b-1 fees) of A for periods prior to the inception of B and C. Because operating expenses of B and C are higher than those of A, B and C performance generally would have been lower than A performance. The A performance included in the B and C SEC performance has been adjusted to reflect the CDSC generally applicable to B and C rather than the initial sales charge generally applicable to A.

I results include the performance and the operating expenses (e.g., Rule 12b-1 fees) of A for periods prior to the inception of I. Because operating expenses of A are greater than those of I, I performance generally would have been higher than A performance. The A performance included in the I performance has been adjusted to reflect the fact that I have no initial sales charge.

Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

PORTFOLIO CONCENTRATION AS OF AUGUST 31, 1998

FIVE LARGEST STOCK SECTORS

FINANCIAL SERVICES                 25.0%
CONSUMER STAPLES                   14.6%
UTILITIES AND COMMUNICATIONS       11.9%
HEALTH CARE                        10.7%
TECHNOLOGY                          9.2%

TOP 10 STOCK HOLDINGS

MICROSOFT CORP.  3.4%                              BRISTOL-MYERS SQUIBB CO.  2.4%
Computer software and systems company              Pharmaceutical products company

EXXON CORP.  2.7%                                  CENTURY TELEPHONE ENTERPRISES, INC.  2.4%
International oil and gas company                  Diversified telecommunications services
                                                   provider
TYCO INTERNATIONAL LTD.  2.5%
Security systems, packaging, and electronic        RITE AID CORP.  1.9%
equipment conglomerate                             Drug store chain

SPRINT CORP.  2.5%                                 AMERICAN HOME PRODUCTS CORP.  1.8%
Long-distance telephone company                    Pharmaceutical and home products company

BRITISH PETROLEUM PLC, ADR  2.4%                   PHILIP MORRIS COS., INC.  1.8%
Oil exploration and production company             Tobacco, food, and beverage conglomerate

Portfolio information is as of August 31, 1998. The portfolio is actively managed, and current holdings may be different.

PORTFOLIO OF INVESTMENTS -- August 31, 1998

Stocks - 97.1%
------------------------------------------------------------------------------------------------------
ISSUER                                                                   SHARES                  VALUE
------------------------------------------------------------------------------------------------------
U.S. Stocks - 85.7%
  Aerospace - 2.4%
    Lockheed-Martin Corp.                                                13,380           $  1,169,914
    United Technologies Corp.                                            31,200              2,263,950
                                                                                          ------------
                                                                                          $  3,433,864
------------------------------------------------------------------------------------------------------
  Automotive - 0.4%
    Ford Motor Co.                                                       14,600           $    642,400
------------------------------------------------------------------------------------------------------
  Banks and Credit Companies - 6.4%
    BankBoston Corp.                                                     29,440           $  1,050,640
    Chase Manhattan Corp.                                                30,900              1,637,700
    Comerica, Inc.                                                       24,900              1,301,025
    Compass Bancshares, Inc.                                             43,190              1,425,270
    Fleet Financial Group, Inc.                                          20,500              1,344,031
    National City Corp.                                                  18,300              1,075,125
    PNC Bank Corp.                                                       17,200                739,600
    Washington Mutual, Inc.                                              16,900                540,800
                                                                                          ------------
                                                                                          $  9,114,191
------------------------------------------------------------------------------------------------------
  Business Machines - 1.9%
    Sun Microsystems, Inc.*                                              24,310           $    963,284
    Xerox Corp.                                                          19,900              1,747,469
                                                                                          ------------
                                                                                          $  2,710,753
------------------------------------------------------------------------------------------------------
  Chemicals - 1.2%
    Cambrex Corp.                                                        28,800           $    658,800
    E.I. du Pont de Nemours & Co.                                        17,800              1,026,838
                                                                                          ------------
                                                                                          $  1,685,638
------------------------------------------------------------------------------------------------------
  Computer Software - Personal Computers - 3.3%
    Microsoft Corp.*                                                     48,600           $  4,662,562
------------------------------------------------------------------------------------------------------
  Computer Software - Systems - 0.6%
    Computer Associates International, Inc.                              10,000           $    270,000
    Oracle Corp.*                                                        32,800                653,950
                                                                                          ------------
                                                                                          $    923,950
------------------------------------------------------------------------------------------------------
  Consumer Goods and Services - 9.1%
    Clorox Co.                                                           15,700           $  1,514,069
    Colgate-Palmolive Co.                                                24,500              1,767,062
    Dial Corp.                                                           37,200                725,400
    Gillette Co.                                                         32,900              1,353,012
    Kimberly-Clark Corp.                                                 10,620                404,888
    Philip Morris Cos., Inc.                                             59,200              2,460,500
    Procter & Gamble Co.                                                 26,600              2,034,900
    Revlon, Inc., "A"*                                                   28,300              1,020,569
    Service Corp. International                                          47,700              1,615,837
                                                                                          ------------
                                                                                          $ 12,896,237
------------------------------------------------------------------------------------------------------
  Electrical Equipment - 2.6%
    Emerson Electric Co.                                                 28,500           $  1,624,500
    General Electric Co.                                                 26,400              2,112,000
                                                                                          ------------
                                                                                          $  3,736,500
------------------------------------------------------------------------------------------------------
  Entertainment - 0.9%
    Viacom, Inc., "B"*                                                   24,800           $  1,230,700
------------------------------------------------------------------------------------------------------
  Financial Institutions - 4.4%
    Associates First Capital Corp., "A"                                  34,800           $  2,057,550
    CIT Group, Inc., "A"                                                 27,300                701,269
    Federal National Mortgage Assn                                       39,700              2,255,456
    First Union Corp.                                                    25,970              1,259,545
    Pimco Advisors Holdings PLC                                           1,600                 44,700
                                                                                          ------------
                                                                                          $  6,318,520
------------------------------------------------------------------------------------------------------
  Food and Beverage Products - 5.0%
    Archer-Daniels-Midland Co.                                           85,445           $  1,281,675
    Dean Foods Co.                                                       32,100              1,412,400
    Hormel Foods Corp.                                                   53,900              1,485,619
    McCormick & Co., Inc.                                                47,100              1,368,844
    Nabisco Holdings Corp., "A"                                          48,200              1,593,612
                                                                                          ------------
                                                                                          $  7,142,150
------------------------------------------------------------------------------------------------------
  Insurance - 7.0%
    Allstate Corp.                                                       24,300           $    911,250
    CIGNA Corp.                                                          19,000              1,105,563
    Conseco, Inc.                                                        25,800                712,725
    Hartford Financial Services Group, Inc.                              22,120                989,870
    Hartford Life, Inc., "A"                                             10,600                543,250
    Lincoln National Corp.                                               19,300              1,659,800
    Nationwide Financial Services, Inc., "A"                             31,800              1,421,062
    ReliaStar Financial Corp.                                            31,754              1,246,344
    Transamerica Corp.                                                    6,800                697,425
    Travelers Group, Inc.                                                14,100                625,688
                                                                                          ------------
                                                                                          $  9,912,977
------------------------------------------------------------------------------------------------------
  Machinery - 0.9%
    Federal Signal Corp.                                                 60,600           $  1,234,725
------------------------------------------------------------------------------------------------------
  Medical and Health Products - 5.8%
    American Home Products Corp.                                         50,700           $  2,541,338
    Boston Scientific Corp.*                                             25,100              1,738,175
    Bristol-Myers Squibb Co.                                             33,900              3,317,962
    Pfizer, Inc.                                                          7,600                706,800
                                                                                          ------------
                                                                                          $  8,304,275
------------------------------------------------------------------------------------------------------
  Medical and Health Technology and Services - 4.6%
    Cardinal Health, Inc.                                                20,000           $  1,750,000
    Guidant Corp.                                                        11,100                685,425
    HealthSouth Corp.*                                                   48,617                920,684
    Medtronic, Inc.                                                      28,000              1,438,500
    United Healthcare Corp.                                              47,900              1,730,388
                                                                                          ------------
                                                                                          $  6,524,997
------------------------------------------------------------------------------------------------------
  Metals and Minerals - 1.0%
    Aluminum Co. of America                                              18,630           $  1,115,471
    Minerals Technologies, Inc.                                           8,200                297,763
                                                                                          ------------
                                                                                          $  1,413,234
------------------------------------------------------------------------------------------------------
  Oils - 4.5%
    Chevron Corp.                                                        14,500           $  1,073,906
    Exxon Corp.                                                          57,500              3,762,656
    Mobil Corp.                                                          21,900              1,513,838
    USX-Marathon Group                                                    2,195                 57,070
                                                                                          ------------
                                                                                          $  6,407,470
------------------------------------------------------------------------------------------------------
  Pollution Control - 0.8%
    Browning Ferris Industries, Inc.                                     33,700           $  1,095,250
------------------------------------------------------------------------------------------------------
  Real Estate Investment Trusts - 2.7%
    Beacon Capital Partners, Inc.*##                                     37,300           $    746,000
    Highwoods Properties, Inc.                                           41,300              1,050,569
    Kilroy Realty Corp.                                                  53,100              1,091,869
    Patriot American Hospitality, Inc.                                   66,500                897,750
                                                                                          ------------
                                                                                          $  3,786,188
------------------------------------------------------------------------------------------------------
  Special Products and Services - 0.3%
    Newport News Shipbuilding, Inc.                                      19,900           $    467,650
------------------------------------------------------------------------------------------------------
  Stores - 6.4%
    CVS Corp.                                                            51,200           $  1,862,400
    Lowes Co., Inc.                                                      52,260              1,832,366
    Penney (J.C.) Co.                                                    36,600              1,813,987
    Rite Aid Corp.                                                       71,900              2,601,881
    Sears, Roebuck & Co.                                                 21,800                990,538
                                                                                          ------------
                                                                                          $  9,101,172
------------------------------------------------------------------------------------------------------
  Supermarkets - 0.5%
    Meyer (Fred), Inc.*                                                  19,200           $    754,800
------------------------------------------------------------------------------------------------------
  Telecommunications - 7.3%
    Alltel Corp.                                                         34,800           $  1,570,350
    Century Telephone Enterprises, Inc.                                  72,350              3,282,881
    Cisco Systems, Inc.*                                                 26,400              2,161,500
    Sprint Corp.                                                         51,100              3,426,894
                                                                                          ------------
                                                                                          $ 10,441,625
------------------------------------------------------------------------------------------------------
  Utilities - Electric - 4.1%
    CMS Energy Corp.                                                     27,610           $  1,168,248
    DQE, Inc.                                                            29,500              1,052,781
    New Century Energies, Inc.                                           19,500                899,438
    Sierra Pacific Resources                                             39,700              1,451,531
    Unicom Corp.                                                         35,600              1,268,250
                                                                                          ------------
                                                                                          $  5,840,248
------------------------------------------------------------------------------------------------------
  Utilities - Gas - 1.6%
    Columbia Energy Group, Inc.                                          23,950           $  1,191,512
    KN Energy, Inc.                                                      28,500              1,115,063
                                                                                          ------------
                                                                                          $  2,306,575
------------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                         $122,088,651
------------------------------------------------------------------------------------------------------
Foreign Stocks - 11.4%
  Bermuda - 3.8%
    Ace Ltd. (Insurance)                                                 32,600           $    945,400
    EXEL Ltd. (Insurance)                                                15,000              1,002,188
    Tyco International Ltd. (Consumer Goods and Services)                62,222              3,453,321
                                                                                          ------------
                                                                                          $  5,400,909
------------------------------------------------------------------------------------------------------
  France - 1.1%
    Alcatel Alsthom Compagnie, ADR (Telecommunications)                  51,600           $  1,557,675
------------------------------------------------------------------------------------------------------
  Germany - 0.8%
    Henkel KGaA (Chemicals)                                              13,515           $  1,083,351
------------------------------------------------------------------------------------------------------
  Italy - 0.5%
    Istituto Mobiliare Italiano S.p.A. (Banks and Credit Cos.)           51,300           $    789,253
------------------------------------------------------------------------------------------------------
  Japan - 0.5%
    Sony Corp. (Electronics)                                              9,500           $    693,171
------------------------------------------------------------------------------------------------------
  Netherlands - 0.6%
    ING Groep N.V. (Financial Services)                                  14,522           $    856,772
------------------------------------------------------------------------------------------------------
  Sweden - 1.2%
    Skandia Forsakrings AB (Insurance)                                   124,800          $  1,760,762
------------------------------------------------------------------------------------------------------
  Switzerland - 0.5%
    Nestle SA (Food and Beverage Products)                                  350           $    649,395
------------------------------------------------------------------------------------------------------
  United Kingdom - 2.4%
    British Petroleum PLC, ADR (Oils)                                    46,274           $  3,383,786
    Lloyds TSB Group PLC (Banks and Credit Cos.)                            597                  7,133
                                                                                          ------------
                                                                                          $  3,390,919
------------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                      $ 16,182,207
------------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $140,045,882)                                              $138,270,858

------------------------------------------------------------------------------------------------------

Convertible Preferred Stock - 0.1%
------------------------------------------------------------------------------------------------------
  Insurance - 0.1%
    Lincoln National Corp., 7.75% (Identified Cost, $167,795)             6,700           $    167,500
------------------------------------------------------------------------------------------------------

Short-Term Obligations - 2.1%
------------------------------------------------------------------------------------------------------
                                                              PRINCIPAL AMOUNT
                                                                  (000 OMITTED)
------------------------------------------------------------------------------------------------------
    Federal Farm Credit Bank, due 9/01/98, at Amortized Cost             $3,000           $  3,000,000
------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $143,213,677)                                         $141,438,358

Other Assets, Less Liabilities - 0.7%                                                        1,041,762
------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                       $142,480,120
------------------------------------------------------------------------------------------------------
 *Non-income producing security.
##SEC Rule 144A restriction.

See notes to financial statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
-------------------------------------------------------------------------------
AUGUST 31, 1998
-------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $143,213,677)            $141,438,358
  Cash                                                                   28,961
  Foreign currency, at value (identified cost, $696)                        705
  Receivable for Fund shares sold                                       860,851
  Receivable for investments sold                                     5,498,379
  Dividends and interest receivable                                     198,800
  Deferred organization expenses                                          1,016
  Other assets                                                              720
                                                                   ------------
      Total assets                                                 $148,027,790
                                                                   ------------
Liabilities:
  Payable for investments purchased                                $  4,273,503
  Payable for Fund shares reaquired                                   1,099,750
  Payable to affiliates -
    Management fee                                                        8,073
    Shareholder servicing agent fee                                       1,397
    Distribution and service fee                                         95,394
    Administrative fee                                                      186
  Accrued expenses and other liabilities                                 69,367
                                                                   ------------
      Total liabilities                                            $  5,547,670
                                                                   ------------
Net assets                                                         $142,480,120
                                                                   ============
Net assets consist of:
  Paid-in capital                                                  $137,759,306
  Unrealized depreciation on investments and translation of
    assets and liabilities
    in foreign currencies                                            (1,775,355)
  Accumulated undistributed net realized gain on
    investments and foreign
    currency transactions                                             6,424,356
  Accumulated undistributed net investment income                        71,813
                                                                   ------------
      Total                                                        $142,480,120
                                                                   ============
Shares of beneficial interest outstanding                            9,892,286
                                                                     =========
Class A shares:
  Net asset value per share
    (net assets of $52,238,151 / 3,621,655 shares of
     beneficial interest outstanding)                                 $14.42
                                                                      ======
  Offering price per share (100 / 94.25)                              $15.30
                                                                      ======
Class B shares:
  Net asset value and offering price per share
    (net assets of $76,032,231 / 5,281,760 shares of
     beneficial interest outstanding)                                 $14.40
                                                                      ======
Class C shares:
  Net asset value and offering price per share
    (net assets of $13,199,110 / 919,049 shares of
     beneficial interest outstanding)                                 $14.36
                                                                      ======
Class I shares:
  Net asset value, offering price, and redemption price per share
    (net assets of $1,010,628 / 69,822 shares of beneficial
     interest outstanding)                                            $14.47
                                                                      ======
On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements

Statement of Operations
-------------------------------------------------------------------------------
YEAR ENDED AUGUST 31, 1998
-------------------------------------------------------------------------------
Net investment income:
  Income -
    Dividends                                                       $ 2,088,431
    Interest                                                            264,790
    Foreign taxes withheld                                              (18,315)
                                                                    -----------
      Total investment income                                       $ 2,334,906
                                                                    -----------
  Expenses -
    Management fee                                                  $   825,565
    Trustees' compensation                                               33,155
    Shareholder servicing agent fee                                     149,487
    Distribution and service fee (Class A)                              168,385
    Distribution and service fee (Class B)                              664,710
    Distribution and service fee (Class C)                              114,871
    Administrative fee                                                   18,225
    Custodian fee                                                        49,124
    Interest expense                                                        692
    Printing                                                             47,154
    Postage                                                              26,547
    Auditing fees                                                        19,398
    Legal fees                                                            2,689
    Amortization of organization expenses                                   434
    Miscellaneous                                                       139,594
                                                                    -----------
      Total expenses                                                $ 2,260,030
    Reduction of expenses by distributor                                (48,027)
    Fees paid indirectly                                                 (6,592)
                                                                    -----------
      Net expenses                                                  $ 2,205,411
                                                                    -----------
        Net investment income                                       $   129,495
                                                                    -----------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                         $ 8,037,849
    Foreign currency transactions                                        (7,381)
                                                                    -----------
        Net realized gain on investments and foreign
          currency transactions                                     $ 8,030,468
                                                                    -----------
  Change in unrealized appreciation (depreciation)                         --
    Investments                                                     $(7,349,130)
    Translation of assets and liabilities in foreign
      currencies                                                             (7)
                                                                    -----------
        Net unrealized loss on investments and foreign
          currency translation                                      $(7,349,137)
                                                                    -----------
          Net realized and unrealized gain on investments
            and foreign currency                                    $   681,331
                                                                    -----------
            Increase in net assets from operations                  $   810,826
                                                                    ===========

See notes to financial statements

FINANCIAL STATEMENTS -- continued

Statements of Changes in Net Assets
------------------------------------------------------------------------------------------------------
YEAR ENDED AUGUST 31,                                                    1998                     1997
------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                          $    129,495              $    39,084
  Net realized gain on investments and foreign currency
    transactions                                                    8,030,468                2,187,750
  Net unrealized gain (loss) on investments and foreign
    currency translation                                           (7,349,137)               5,567,124
                                                                 ------------              -----------
    Increase in net assets from operations                       $    810,826              $ 7,793,958
                                                                 ------------              -----------
Distributions declared to shareholders -
  From net investment income (Class A)                           $    (61,099)             $   (56,344)
  From net investment income (Class B)                                 (3,698)                 (12,053)
  From net investment income (Class C)                                   (249)                  (2,170)
  From net investment income (Class I)                                 (1,850)                  (1,976)
  From net realized gain on investments (Class A)                  (1,497,660)                 (36,020)
  From net realized gain on investments (Class B)                  (1,790,478)                    --
  From net realized gain on investments (Class C)                    (331,785)                    --
  From net realized gain on investment (Class I)                      (32,222)                    --
                                                                 ------------              -----------
      Total distributions declared to shareholders               $ (3,719,041)             $  (108,563)
                                                                 ------------              -----------
Net increase in net assets from Fund share transactions          $ 60,493,951              $76,716,676
                                                                 ------------              -----------
      Total increase in net assets                               $ 57,585,736              $84,402,071
Net assets:
  At beginning of period                                           84,894,384                  492,313
                                                                 ------------              -----------
At end of period (including accumulated undistributed net
investment income of $71,813 and accumulated distributions
in excess of net investment income of $33,228, respectively)     $142,480,120              $84,894,384
                                                                 ============              ===========

See notes to financial statements

FINANCIAL STATEMENTS -- continued

Financial Highlights
-------------------------------------------------------------------------------------------------------------------------
                                                                    YEAR ENDED AUGUST 31,                    PERIOD ENDED
                                                                --------------------------------               AUGUST 31,
                                                                   1998                     1997                    1996*
-------------------------------------------------------------------------------------------------------------------------
                                                                CLASS A
-------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                            $14.12                   $11.13                   $10.00
                                                                 ------                   ------                   ------
Income from investment operations# -
  Net investment income(S)                                       $ 0.09                   $ 0.07                   $ 0.05
  Net realized and unrealized gain on investments and
    foreign currency transactions                                  0.78                     3.02                     1.08
                                                                 ------                   ------                   ------
      Total from investment operations                           $ 0.87                   $ 3.09                   $ 1.13
                                                                 ------                   ------                   ------
Less distributions declared to shareholders -
  From net investments income                                    $(0.03)                  $(0.06)                  $ --
  From net realized gain on investments                           (0.54)                   (0.04)                    --
                                                                 ------                   ------                   ------
      Total distributions declared to shareholders               $(0.57)                  $(0.10)                  $ --
                                                                 ------                   ------                   ------
Net asset value - end of period                                  $14.42                   $14.12                   $11.13
                                                                 ======                   ======                   ======
Total return(+)                                                   6.33%                   36.22%                   11.30%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses                                                        1.29%##                  1.50%                    1.50%+
  Net investment income                                           0.56%                    0.56%                    0.65%+
Portfolio turnover                                                 101%                     106%                      58%
Net assets at end of period (000 omitted)                       $52,238                  $33,567                     $492
  * For the period from the commencement of the Fund's investment operations, January 2, 1996, through August 31, 1996.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## The Fund's expenses are calculated without reduction for fees paid indirectly.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
(S) The distributor voluntarily waived a portion of its distribution fee for the periods indicated. For the year ended
    August 31, 1997, and for the period ended August 31, 1996, subject to reimbursement by the Fund, the investment adviser voluntarily agreed to maintain the other expenses of the Fund, exclusive of management, distribution, and service fees, at not more than 0.60% of average daily net assets. To the extent actual expenses were over/under this limitation, the net investment income (loss) per share and the ratios would have been:
    Net investment income (loss)                                 $ 0.07                   $ 0.07                   $(0.13)
    Ratios (to average net assets):
      Expenses##                                                  1.39%                    1.55%                    4.58%+
      Net investment income (loss)                                0.46%                    0.51%                   (1.86)%+

See notes to financial statements

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------
                                                                       YEAR ENDED             PERIOD ENDED
                                                                       AUGUST 31,               AUGUST 31,
                                                                             1998                   1997**
-----------------------------------------------------------------------------------------------------------------------
                                                                          CLASS B
-----------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                      $14.11                   $12.01
                                                                           ------                   ------
Income from investment operations# -
  Net investment loss(S)                                                   $(0.03)                  $(0.02)
  Net realized and unrealized gain on investments and foreign
    currency transactions                                                    0.80                     2.13
                                                                           ------                   ------
      Total from investment operations                                     $ 0.77                   $ 2.11
                                                                           ------                   ------
Less distributions declared to shareholders -
  From net investments income                                              $(0.00)+++               $(0.01)
  From net realized gain on investments                                     (0.48)                    --
  In excess of net investment income                                         --                      (0.00)+++
                                                                           ------                   ------
      Total distributions declared to shareholders                         $(0.48)                  $(0.01)
                                                                           ------                   ------
Net asset value - end of period                                            $14.40                   $14.11
                                                                           ======                   ======
Total return                                                                5.54%                   17.56%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses                                                                 2.03%##                   2.25%+
  Net investment loss                                                    (0.19)%                   (0.22)%+
Portfolio turnover                                                          101%                      106%
Net assets at end of period (000 omitted)                                $76,032                   $43,069
 ** For the period from the inception of Class B, January 2, 1997, through August 31, 1997.
  + Annualized.
 ++ Not annualized.
+++ Per share amount was less than $0.01.
  # Per share data are based on average shares outstanding.
 ## The Fund's expenses are calculated without reduction for fees paid indirectly.
(S) For the period ended August 31, 1997, subject to reimbursement by the Fund, the investment adviser voluntarily agreed to maintain the other expenses of the Fund, exclusive of management, distribution, and service fees, at not more than 0.60% of average daily net assets. To the extent actual expenses were over/under this limitation, the net investment loss per share and the ratios would have been:
    Net investment loss                                                      --                     $(0.02)
    Ratios (to average net assets):
      Expenses##                                                             --                      2.30%+
      Net investment loss                                                    --                    (0.27)%+

See notes to financial statements

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
----------------------------------------------------------------------------------------------------------
                                                                       YEAR ENDED             PERIOD ENDED
                                                                       AUGUST 31,               AUGUST 31,
                                                                             1998                   1997**
----------------------------------------------------------------------------------------------------------
                                                                          CLASS C
----------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                      $14.08                   $12.00
                                                                           ------                   ------
Income from investment operations# -
  Net investment loss(S)                                                   $(0.03)                  $(0.02)
  Net realized and unrealized gain on investments and foreign
    currency transactions                                                    0.80                     2.11
                                                                           ------                   ------
      Total from investment operations                                     $ 0.77                   $ 2.09
                                                                           ------                   ------
Less distributions declared to shareholders -
  From net investment income                                               $(0.00)+++               $(0.01)
  From net realized gain on investments                                     (0.49)                    --
  In excess of net investment income                                         --                      (0.00)+++
                                                                           ------                   ------
      Total distributions declared to shareholders                         $(0.49)                  $(0.01)
                                                                           ------                   ------
Net asset value - end of period                                            $14.36                   $14.08
                                                                           ======                   ======
Total return                                                                5.59%                   17.41%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses                                                                  2.03%##                  2.25%+
  Net investment loss                                                     (0.19)%                  (0.21)%+
Portfolio turnover                                                           101%                     106%
Net assets at end of period (000 omitted)                                 $13,199                   $7,433
 ** For the period from the inception of Class C, January 2, 1997, through August 31, 1997.
  + Annualized.
 ++ Not annualized.
+++ Per share amount was less than $0.01.
  # Per share data are based on average shares outstanding.
 ## The Fund's expenses are calculated without reduction for fees paid indirectly.
(S) For the period ended August 31, 1997, subject to reimbursement by the Fund, the investment adviser voluntarily agreed to maintain the other expenses of the Fund, exclusive of management, distribution, and service fees, at not more than 0.60% of average daily net assets. To the extent actual expenses were over/under this limitation, the net investment loss per share and the ratios would have been:
    Net investment loss                                                      --                     $(0.02)
    Ratios (to average net assets):
      Expenses##                                                             --                      2.30%+
      Net investment loss                                                    --                     (0.26)%+

See notes to financial statements

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
----------------------------------------------------------------------------------------------------------
                                                                       YEAR ENDED             PERIOD ENDED
                                                                       AUGUST 31,               AUGUST 31,
                                                                             1998                   1997**
----------------------------------------------------------------------------------------------------------
                                                                          CLASS I
----------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                      $14.16                   $12.01
                                                                           ------                   ------
Income from investment operations# -
  Net investment income(S)                                                 $ 0.13                   $ 0.08
  Net realized and unrealized gain on investments and foreign
    currency transactions                                                    0.78                     2.11
                                                                           ------                   ------
      Total from investment operations                                     $ 0.91                   $ 2.19
                                                                           ------                   ------
Less distributions declared to shareholders -
  From net investment income                                               $(0.03)                  $(0.02)
  From net realized gain on investments                                     (0.57)                    --
  In excess of net investment income                                         --                      (0.02)
                                                                           ------                   ------
      Total distributions declared to shareholders                         $(0.60)                  $(0.04)
                                                                           ------                   ------
Net asset value - end of period                                            $14.47                   $14.16
                                                                           ======                   ======
Total return                                                                6.62%                   19.01%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses                                                                 1.05%##                   1.18%+
  Net investment income                                                    0.80%                     0.87%+
Portfolio turnover                                                          101%                      106%
Net assets at end of period (000 omitted)                                 $1,011                      $825

 ** For the period from the inception of Class I, January 2, 1997, through August 31, 1997.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## The Fund's expenses are calculated without reduction for fees paid indirectly.
(S) For the period ended August 31, 1997, subject to reimbursement by the Fund, the investment adviser voluntarily agreed to maintain the other expenses of the Fund, exclusive of management fees, at not more than 0.60% of average daily net assets. To the extent actual expenses were over/under this limitation, the net investment income per share and the ratios would have been:

    Net investment income                                                    --                     $ 0.08
    Ratios (to average net assets):
      Expenses##                                                             --                      1.22%+
      Net investment income                                                  --                      0.83%+

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Research Growth and Income Fund (the Fund) is a diversified series of MFS Series Trust I (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Deferred Organization Expenses - Costs incurred by the Fund in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period beginning on the date of commencement of Fund operations.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The Fund's custody fee is calculated as a percentage of the Fund's month end net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Fund files a tax return annually using tax accounting methods required under provisions of the Code, which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV.

Distributions to shareholders are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. During the year ended August 31, 1998, $42,442 and $94,826 were reclassified to accumulated undistributed net investment income and paid-in-capital, respectively, from accumulated net realized gain on investments due to differences between book and tax accounting for currency transactions. This change had no effect on the net assets or net asset value per share.

Multiple Classes of Shares of Beneficial Interest - The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at the following annual rates:

        First $500 million of average net assets                   0.65%
        Average net assets in excess of $500 million               0.55%

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The Fund has an unfunded defined benefit plan for all of its independent Trustees and Mr. Bailey. Included in Trustees' compensation is a net periodic pension expense of $1,500 for the year ended August 31, 1998.

Administrator - The Fund has an administrative services agreement with MFS to provide the Fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Fund pays MFS an administrative fee at the following annual percentages of the Fund's average daily net assets:

        First $1 billion                                         0.0150%
        Next $1 billion                                          0.0125%
        Next $1 billion                                          0.0100%
        In excess of $3 billion                                  0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $119,900 for the year ended August 31, 1998, as its portion of the sales charge on sales of Class A shares of the Fund.

The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Fund's distribution plan provides that the Fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of the Fund's average daily net assets attributable to Class A shares. The Class A distribution fee is currently being waived on a voluntary basis and may be imposed at the discretion of MFD. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $2,269 for the year ended August 31, 1998. Fees incurred under the distribution plan during the year ended August 31, 1998, were 0.25% of average daily net assets attributable to Class A shares on an annualized basis.

The Fund's distribution plan provides that the Fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $138 and $16 for Class B and Class C shares, respectively, for the year ended August 31, 1998. Fees incurred under the distribution plan during the year ended August 31, 1998, were 1.00% of average daily net assets attributable to both Class B and Class C shares on an annualized basis.

Certain Class A and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended August 31, 1998, were $50, $82,488, and $5,881 for Class A, Class B, and Class C shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Fund's average daily net assets at an effective annual rate of 0.1125%. Prior to January 1, 1998, the fee was calculated as a percentage of the average daily net assets at an effective annual rate of 0.13%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, and short-term obligations, aggregated $177,570,104 and $122,263,300, respectively.

The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                    $143,280,233
                                                                  ------------
Gross unrealized depreciation                                     $(11,903,741)
Gross unrealized appreciation                                       10,061,866
                                                                  ------------
    Net unrealized depreciation                                   $ (1,841,875)
                                                                  ============

(5) Shares of Beneficial Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

Class A Shares
                                        YEAR ENDED AUGUST 31, 1998           YEAR ENDED AUGUST 31, 1997
                                      -----------------------------        ------------------------------
                                          SHARES             AMOUNT           SHARES             AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                            2,962,035       $ 47,997,825        2,557,527       $ 32,802,879
Shares issued to shareholders in
  reinvestment of distributions          103,015          1,453,922            6,926             87,900
Shares reacquired                     (1,821,122)       (30,115,406)        (230,966)        (2,975,784)
                                      ----------       ------------        ---------       ------------
    Net increase                       1,243,928       $ 19,336,341        2,333,487       $ 29,914,995
                                      ==========       ============        =========       ============

Class B Shares
                                        YEAR ENDED AUGUST 31, 1998         PERIOD ENDED AUGUST 31, 1997*
                                      -----------------------------       ------------------------------
                                          SHARES             AMOUNT           SHARES             AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                            2,731,045       $ 42,879,218        3,163,454       $ 40,817,323
Shares issued to shareholders in
  reinvestment of distributions          114,371          1,617,391              854             10,426
Shares reacquired                       (615,639)        (9,634,175)        (112,325)        (1,518,396)
                                      ----------       ------------        ---------       ------------
    Net increase                       2,229,777       $ 34,862,434        3,051,983       $ 39,309,353
                                      ==========       ============        =========       ============

Class C Shares
                                         YEAR ENDED AUGUST 31, 1998        PERIOD ENDED AUGUST 31, 1997*
                                      -----------------------------        ------------------------------
                                          SHARES             AMOUNT           SHARES             AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                              519,106       $  8,129,558          557,072       $  7,186,023
Shares issued to shareholders in
  reinvestment of distributions           16,782            236,637               97              1,196
Shares reacquired                       (144,753)        (2,284,805)         (29,255)          (395,528)
                                      ----------       ------------        ---------       ------------
    Net increase                         391,135       $  6,081,390          527,914       $  6,791,691
                                      ==========       ============        =========       ============

Class I Shares
                                         YEAR ENDED AUGUST 31, 1998        PERIOD ENDED AUGUST 31, 1997*
                                      -----------------------------        ------------------------------
                                          SHARES             AMOUNT           SHARES             AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                               29,060       $    499,438           58,353       $    701,858
Shares issued to shareholders in
  reinvestment of distributions            2,390             33,830              148              1,976
Shares reacquired                        (19,876)          (319,482)            (253)            (3,197)
                                      ----------       ------------        ---------       ------------
    Net increase                          11,574       $    213,786           58,248       $    700,637
                                      ==========       ============        =========       ============

*For the period from the inception of Class B, Class C, and Class I, January
 2, 1997, through August 31, 1997.

(6) Line of Credit
The Fund and other affiliated funds participate in an $805 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the year ended August 31, 1998, was $1,025.

The Fund and other affiliated funds also participate in a $20 million uncommitted, unsecured line of credit provided by State Street Bank and Trust Company under a line of credit agreement. Borrowings may be made to temporarily finance the purchase of securities, the redemption of shares, or emergency expenses. During the year ended August 31, 1998, the maximum amount outstanding was $930,246, and $0 was outstanding at August 31, 1998. Interest expense incurred on the borrowings amounted to $692 for the year ended August 31, 1998, at a weighted average interest rate on borrowings of 5.98%.

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Trustees of MFS Series Trust I and Shareholders of MFS Research Growth and Income Fund:

We have audited the accompanying statement of assets and liabilities of MFS Research Growth and Income Fund, including the schedule of portfolio investments, as of August 31, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended, and for the period from January 2, 1996 (commencement of operations) to August 31, 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 1998, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Research Growth and Income Fund at August 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended, and for the period from January 2, 1996 (commencement of operations) to August 31, 1996, in conformity with generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP
Boston, Massachusetts
October 7, 1998

--------------------------------------------------------------------------------
   FEDERAL TAX INFORMATION
--------------------------------------------------------------------------------

   IN JANUARY 1999, SHAREHOLDERS WILL BE MAILED A FORM 1099 REPORTING THE FEDERAL TAX STATUS OF ALL DISTRIBUTIONS PAID DURING THE CALENDAR YEAR 1998.

   THE FUND HAS DESIGNATED $38,981 AS A CAPITAL GAIN DIVIDEND.

   FOR THE YEAR ENDED AUGUST 31, 1998, THE AMOUNT OF DISTRIBUTIONS FROM INCOME ELIGIBLE FOR THE 70% DIVIDENDS RECEIVED DEDUCTION FOR
   CORPORATIONS CAME TO 19.1%.

--------------------------------------------------------------------------------










                 --------------------------------------------
This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

MFS(R) RESEARCH GROWTH AND INCOME FUND

TRUSTEES                                                SECRETARY
Richard B. Bailey* - Private Investor;                  Stephen E. Cavan*
Former Chairman and Director (until 1991),
MFS Investment Management                               ASSISTANT SECRETARY
                                                        James R. Bordewick, Jr.*
Marshall N. Cohan - Private Investor
                                                        CUSTODIAN
Lawrence H. Cohn, M.D. - Chief of Cardiac               State Street Bank and Trust Company
Surgery, Brigham and Women's Hospital; Professor
of Surgery, Harvard Medical School                      AUDITORS
                                                        Ernst & Young LLP
The Hon. Sir J. David Gibbons, KBE - Chief
Executive Officer, Edmund Gibbons Ltd.; Chairman,       Investor Information For MFS stock and bond
Colonial Insurance Company, Ltd.                        market outlooks, call toll free: 1-800-637-4458
                                                        anytime from a touch-tone telephone.
Abby M. O'Neill - Private Investor
                                                        For information on MFS mutual funds, call your
Walter E. Robb, III - President and Treasurer,          financial adviser or, for an information kit,
Benchmark Advisors, Inc. (corporate financial           call toll free: 1-800-637-2929 any business day
consultants); President, Benchmark Consulting           from 9 a.m. to 5 p.m. Eastern time (or leave a
Group, Inc. (office services)                           message anytime).

Arnold D. Scott* - Senior Executive                     INVESTOR SERVICE
Vice President, Director, and Secretary,                MFS Service Center, Inc.
MFS Investment Management                               P.O. Box 2281
                                                        Boston, MA 02107-9906
Jeffrey L. Shames* - Chairman, Chief
Executive Officer, and Director,                        For general information, call toll free:
MFS Investment Management                               1-800-225-2606 any business day from 8 a.m. to 8
                                                        p.m. Eastern time.
J. Dale Sherratt - President, Insight Resources,
Inc. (acquisition planning specialists)                 For service to speech- or hearing-impaired, call
                                                        toll free: 1-800-637-6576 any business day from 9
Ward Smith - Former Chairman (until 1994), NACCO        a.m. to 5 p.m. Eastern time. (To use this
Industries (holding company)                            service, your phone must be equipped with a
                                                        Telecommunications Device for the Deaf.)
INVESTMENT ADVISER
Massachusetts Financial Services Company                For share prices, account balances, and
500 Boylston Street                                     exchanges, call toll free: 1-800-MFS-TALK
Boston, MA 02116-3741                                   (1-800-637-8255) anytime from a touch-tone
                                                        telephone.
DISTRIBUTOR
MFS Fund Distributors, Inc.                             WORLD WIDE WEB
500 Boylston Street                                     www.mfs.com
Boston, MA 02116-3741

DIRECTOR OF EQUITY RESEARCH
Kevin R. Parke*

TREASURER
W. Thomas London*

ASSISTANT TREASURERS
Mark E. Bradley*
Ellen Moynihan*
James O. Yost*

*Affiliated with the Investment Adviser

MFS(R) RESEARCH GROWTH AND INCOME FUND                          ----------------
                                                                   Bulk Rate
[Logo] MFS(R)                                                     U.S. Postage
INVESTMENT MANAGEMENT                                                 Paid
  We invented the mutual fund(R)                                      MFS
                                                                ----------------


500 Boylston Street
Boston, MA 02116-3741














(C)1998 MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116-3741
                                                  MRG-2 10/98 37M 91/291/391/891